                                                                   EXHIBIT 10.24

         SCHEDULE TO FORM OF ANGELES PRE-DEVELOPMENT AGREEMENT, TYPE II
           PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


                LOCATION OF   NUMBER     TOTAL AMOUNT   50% OF DEVELOPER    10% OF DEVELOPER FEE
                LAND          OF UNITS   OF DEVELOPER   FEE PAYABLE ON      PAYABLE AT THE END
                                         FEE            THE EARLIER OF      OF EACH MONTH OF THE
                                                        THE FOLLOWING       FOLLOWING PERIOD
                                                        DATE OR CLOSING

BILOXI,         Biloxi,       80         $400,000       December 31, 1998   January 31, 1999 to
MISSISSIPPI     Mississippi                                                 May 31, 1999

LAFAYETTE,      Lafayette,    79         $400,000       December 31, 1998   January 31, 1999 to
LOUISIANA       Louisiana                                                   May 31, 1999

LAKE CHARLES,   Lake          80         $400,000       December 31, 1998   January 31, 1999 to
LOUISIANA       Charles,                                                    May 31, 1999
                Louisiana